Exhibit 10.9
ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (the "Agreement") is made effective as of the 4th day of May 2020, by and among [*] located at [*] (the "Assignor"); Sphere 3D Corp located at 895 Don Mills Road Building 2, Suite 900 Toronto, Ontario M3C 1W3 (the "Investor"); and Rainmaker Worldwide Inc. located 271 Brock Street, Peterborough, Ontario, K9H 2P8 (the "Company").(the Company, the Assignor and the Investor are sometimes referred to in this Agreement singly as a "Party" or collectively as the "Parties".)

RECITALS

WHEREAS, the Company desires to fulfill certain debt obligation owed to the Assignor pursuant to a Convertible Promissory Notes in favor of Assignor each dated April 2, 2020 in the principal amounts of $550,000 (as attached hereto as “Exhibit”) (the principal and interest balances of the Note shall be referred to as the “Assigned Debt”); and

WHEREAS, the Assignor desires to assign all of its rights, title and interests in, to and under the
Notes with respect to the Assigned Debt to the Investor; and

WHEREAS, to effectuate this understanding, the Parties agree to enter this Agreement.

NOW THEREFORE, in consideration of the mutual promises and agreements contained in this
Agreement, and intending to be legally bound, the Parties agree as follows:

1. Assignment of Debt. Subject to the receipt by the Assignor of the Purchase Price, at Closing, the Assignor hereby assigns, sells and transfers all of its rights, title and interests in, to and under the Assigned Debt represented within the Notes to the Investor from the inception of the obligation, together with unpaid accrued interest on the Assigned Debt (the "Assignment").
1.1    The Company hereby acknowledges and approves the Assignment and covenants to record Investor as the owner of the Notes on the Company’s books and records.

1.2    As consideration for the Assignment, the Investor will pay the Assignor 487,000 Pref D shares of 3D Sphere on Monday May 8th, 2020 (the “Deadline”).

In the event that the Purchase Price is not received by the Assignor on or prior to the Deadline, this Agreement shall be terminated ab initio.

1.3     The Closing. The closing of the Assignment (the “Closing”) shall take place at the offices of the Assignor not later than the Deadline. At the Closing, the Investor shall deliver to Assignor the Purchase Price as set forth herein. At the Closing, the Assignor will deliver the original of the Notes to Investor. Prior to Closing, Assignor shall maintain all incidents of ownership of the Notes.

2. Renewal. The Company hereby renews and affirms the Notes as legally binding obligations of the Company, regardless of any termination date or statute of limitation, and hereby extends the Assigned Debt until the satisfaction of the Assigned Debt.

3.    Jurisdiction and Venue. The Parties agree that this Agreement shall be construed solely in accordance with the laws of the State of Nevada.

4.    Representation and Warranties.

4.1. Company. The Company hereby represents and warrants the following: (a) as of the date hereof, the principal balance of the Notes is as set forth in the recitals of this Agreement is true and correct; (b) the Assignor or any affiliate of Assignor is not now, and has not been during the preceding three months, an officer, director, or more than 10% shareholder of the Company or in any other way an “affiliate” of the Company as that term is defined in Rule 144(a)(1) as promulgated under the Securities Act; (c) the Company has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out the Company’s obligations hereunder; (d)that they have sufficient reserved shares of Common Stock as required by Section 4(a) of the Notes to satisfy the conversion obligations of the Notes.(e) this Agreement constitutes the legal, valid and binding obligation of the Company; (f) neither the execution of this Agreement by the Company nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which the Company is bound, or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to the Company; and (g) the Company will not receive any portion of the Purchase Price from the Assignor.

4.2 Assignor. The Assignor hereby represents and warrants the following: (a) as of the date hereof, the principal balance of the Notes is as set forth in the recitals of this Agreement is true and correct; (b) the Assignor owns the Notes free and clear of all any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind; (c) the Assignor or any affiliate of Assignor is not now, and has not been during the preceding three months, an officer, director, or more than 10% shareholder of the Company or in any other way an “affiliate” of the Company as that term is defined in Rule 144(a)(1) as promulgated under the Securities Act; (d) that after payment of the Purchase Price, the Company shall have no further obligations to the Assignor under the Notes or the transactions giving rise to the Notes; (e) the Assignor has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out the Assignor’s obligations hereunder; and no consent, approval or agreement of any individual or entity is required to be obtained by the Assignor in connection with the execution and performance by the Assignor of this Agreement or the execution and performance by the Assignor of any agreements, instruments or other obligations entered into in connection with this Agreement; (f) this Agreement constitutes the legal, valid and binding obligation of the Assignor; and (g) neither the execution of this Agreement by the Assignor nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which the Assignor is bound, or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to the Assignor.

4.3 Investor. The Investor hereby represents and warrants the following: (a) the Investor has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out the Investor’s obligations hereunder; and no consent, approval or agreement of any individual or entity is required to be obtained by the Investor in connection with the performance by the Investor of any agreements, instruments or other obligations entered into in connection with this Agreement; (b) this Agreement constitutes the legal, valid and binding obligation of the Investor; (c) neither the execution of this Agreement by the Investor nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which the Investor is bound, or of any decree, judgment, order, law or regulation now in effect of any court or other government body applicable to the Investor; (d) the Investor is sophisticated in financial matters, qualifies as an “accredited investor” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and has had access to such information as it has desired with respect to the Company, and has made such independent investigation of the Company as the Investor deems necessary or advisable in connection with the assignment hereunder, and the Investor is able to bear the economic and financial risk (including the risk that the Investor could lose the entire value of the Assigned Debt); (e) the Investor is acquiring the Assigned Debt for its own benefit and account for investment only and not with a view to, or for resale in connection with, a public offering or distribution thereof; and (f) the Investor acknowledges that the Assigned Debt has not been registered under the Securities Act or the securities laws of any other jurisdiction and therefore no sale, transfer or other disposition of the Assigned Debt is permitted unless such transfer is registered under the Securities Act or other applicable securities laws, or an exemption from such registration is available.

5.    Miscellaneous.

5.1 Counterparts. This Agreement may be executed in any number of counterparts by original or facsimile signature. All executed counterparts shall constitute one agreement not withstanding that all signatories are not signatories to the original or the same counterpart. Facsimile and scanned signatures are considered original signatures
5.2    Modification. This Agreement may only be modified in a writing signed by all parties.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

Investor:                        Assignor:
Sphere 3D Corp.

By:_________________________            By: :_________________________
Name:                            Name:
Title:                            Title:

Company:

By: :_________________________
Name:
Title:

Exhibit A

Note dated April 2, 2020
RAINMAKER
WORLDWIDE

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ANY SUCH LAW.

CONVERTIBLE PROMIISSORY NOTE
(Due: November 24, 2020)

US$550,000    April 2, 2020

FOR VALUE RECEIVED, the undersigned, RAINMAKERWORLDWIDE INC., a Nevada corporation (the "Company”) promises to pay to the order of [*], or permitted assigns (hereinafter, with any subsequent holder, the “Holder”) the principal sum of $550,000 with interest calculated at a rate of three percent (3.0%) simple interest per annum. Interest shall be calculated on the basis of the actual number of days elapsed over a 365-day year, commencing on March 24, 2020 and continuing on the outstanding principal until converted into shares of the Company.

1)     Application of Payments. All payments of principal and interest shall be in lawful money of the United States of America, except as set forth below in connection with conversion of this Note.

2)     Maturity Date. On November 24, 2020 (the "Maturity Date”), the principal amount hereof, together with all accrued interest hereon will convert into shares of Company.

3)     Conversion at Maturity Date. The principal and interest will convert into shares of the Company at a price per share of 33.0 US cents representing one million six hundred and sixty-six thousand, six hundred and sixty-seven thousand (1,666,667). At no time can the note be converted into shares of the Company if such conversion would equate to owning greater than 5% of the Company.

4)     Miscellaneous

(a)    Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares sufficient shares to effect the conversion of the Note.

(b)     Successors and Assigns. Subject to the restrictions on transfer set forth in this Note, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(c)    Assignment. This Note shall be assignable by the Holder with prior written consent of the Company.

(d)     Waivers. The terms of this Note shall be construed and governed in accordance with the laws of the Province of Ontario.
(e)      Amendment or Waiver. Any term of this Note may be amended or waived with the written consent of the Company and Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon Holder at the time outstanding, each future Holder of any Note and the Company.

(f)     Notices. Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after transmission by email. Notices shall be delivered (i) if to the Holder, to the address and contact information for Holder set forth in the Company's books and records, and (ii) if to the Company, to 271 Brock Street, Peterborough, Ontario or at such other address as any party may designate by giving written notice to the other party.

(g)     Severability. In the event any one or more of the provisions contained in this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in whole or in part or in any respect, or in the event any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, such invalidity, illegality, or unenforceability shall not affect any other provision of this Note. In such instance, this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.

(h)     Delays or Omissions. No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(i)     Headings. The headings in this Note are for convenience of reference only and shall not define or limit any terms or provisions hereof.

(j)     Entire Agreement. This Note constitutes the entire agreement between the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, Company has caused this Convertible Promissory Note to be signed in its name as of the date first above written.

RAINMAKER WORLDWIDE, INC.

By:

Name:
Title:

Agreed and Accepted by the Holder:

By:

Name:
Title